SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


            [X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported) February 1, 2001


                             LINC CAPITAL, INC.
             (Exact name of registrant as specified in its charter)



                        Commission File Number: 000-23309



                 Delaware                       06-0850149
     (State or other jurisdiction of         (I.R.S. Employer
      incorporation or organization)         Identification No.)


                           200 N. LaSalle Street, Suite 2850,
                           Chicago, Illinois 60601
               (Address of principal executive offices)(Zip Code)



                               (312) 346-2670
             (Registrant's telephone number, including area code)








Item 5.   Other Events.

     On February 1, 2001 an Involuntary Petition under Chapter 7 of the Bankruptcy Code was filed by three creditors of LINC Capital, Inc. against the Company.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           LINC CAPITAL, INC.
Dated: February 12, 2001

                                          By: /s/ Allen P. Palles
                                              -------------------
                                              Allen P. Palles
                                              Executive Vice President and Chief
                                              Financial Officer
                                              (Principal Financial Officer)